Exhibit 99.2
Supplemental Quarterly Financial Data for the Year Ended December 31, 2019 (unaudited)

As part of perfecting the integrated model, in which the majority of the Company’s generation serves its retail customers, the Company began managing its operations based on the combined results of the retail and wholesale generation businesses with a geographical focus in 2020. As a result, the Company changed its business segments to Texas, East and West/Other beginning in the first quarter of 2020. The Company's updated segment structure reflects how management currently makes financial decisions and allocates resources. The unaudited financial information for the previously reported quarterly periods in the year ended December 31, 2019 has been retrospectively revised to reflect the current segment structure, as follows:

	For the Quarter Ended March 31, 2019
(In millions)	Texas	East	West/Other	Corporate/ Eliminations	Total
Operating revenues
Retail revenue	$1,253	$338	$—	$(2)	$1,589
Energy revenue	105	126	58	1	290
Capacity revenue	—	144	12	—	156
Mark-to-market for economic hedging activities	31	(15)	4	—	20
Other revenues	77	16	19	(2)	110
Total operating revenue	1,466	609	93	(3)	2,165
Cost of fuel	(149)	(66)	(36)	—	(251)
Purchased power	(327)	(191)	—	—	(518)
Other cost of sales	(486)	(75)	(11)	—	(572)
Mark-to-market for economic hedging activities	(5)	3	2	—	—
Contract and emission credit amortization	(5)	—	—	—	(5)
Gross margin	494	280	48	(3)	819
Other operating expenses	(301)	(152)	(39)	(7)	(499)
Depreciation and amortization	(40)	(26)	(11)	(8)	(85)
Impairment losses	—	—	—	—	—
Reorganization costs	(1)	—	—	(12)	(13)
Development costs	(1)	(1)	—	—	(2)
Gain on sale of assets	—	1	—	—	1
Operating income/(loss)	151	102	(2)	(30)	221
Equity in losses of unconsolidated affiliates	(3)	—	(18)	—	(21)
Other income, net	2	2	—	8	12
Interest expense	—	(5)	(3)	(106)	(114)
Income/(loss) from continuing operations before income taxes	150	99	(23)	(128)	98
Income tax expense	—	—	—	(4)	(4)
Net income/(loss) from continuing operations	150	99	(23)	(132)	94
Gain from discontinued operations, net of income tax	—	—	—	388	388
Net Income/(loss)	150	99	(23)	256	482
Less: Net income attributable to noncontrolling interests and redeemable noncontrolling interests	—	—	—	—	—
Net income/(loss) attributable to NRG Energy, Inc.	$150	$99	$(23)	$256	$482

	For the Quarter Ended June 30, 2019
(In millions)	Texas	East	West/Other	Corporate/ Eliminations	Total
Operating revenues
Retail revenue	$1,433	$253	$—	$(1)	$1,685
Energy revenue	136	48	52	—	236
Capacity revenue	—	195	6	—	201
Mark-to-market for economic hedging activities	210	16	16	(1)	241
Other revenues	58	12	32	—	102
Total operating revenue	1,837	524	106	(2)	2,465
Cost of fuel	(200)	(34)	(32)	—	(266)
Purchased power	(301)	(108)	(2)	—	(411)
Other cost of sales	(500)	(90)	(6)	—	(596)
Mark-to-market for economic hedging activities	(216)	(2)	(3)	1	(220)
Contract and emission credit amortization	(6)	—	—	—	(6)
Gross margin	614	290	63	(1)	966
Other operating expenses	(310)	(196)	(47)	(4)	(557)
Depreciation and amortization	(40)	(30)	(7)	(8)	(85)
Impairment losses	(1)	—	—	—	(1)
Reorganization costs	(3)	—	—	1	(2)
Development costs	(1)	(1)	—	—	(2)
Gain on sale of assets	—	—	—	1	1
Operating income	259	63	9	(11)	320
Equity in (losses)/earnings of unconsolidated affiliates	(3)	—	3	—	—
Other income, net	3	1	9	7	20
Loss on debt extinguishment	—	—	—	(47)	(47)
Interest expense	—	(4)	(3)	(98)	(105)
Income from continuing operations before income taxes	259	60	18	(149)	188
Income tax benefit	—	—	—	1	1
Net income from continuing operations	259	60	18	(148)	189
Gain from discontinued operations, net of income tax	—	—	—	13	13
Net Income	259	60	18	(135)	202
Less: Net income attributable to noncontrolling interests and redeemable noncontrolling interests	—	—	1	—	1
Net income attributable to NRG Energy, Inc.	$259	$60	$17	$(135)	$201

	For the Quarter Ended September 30, 2019
(In millions)	Texas	East	West/Other	Corporate/ Eliminations	Total
Operating revenues
Retail revenue	$2,132	$356	$—	$—	$2,488
Energy revenue	211	109	107	(1)	426
Capacity revenue	—	185	9	—	194
Mark-to-market for economic hedging activities	(213)	12	(9)	—	(210)
Other revenues	78	17	4	(1)	98
Total operating revenue	2,208	679	111	(2)	2,996
Cost of fuel	(227)	(79)	(55)	—	(361)
Purchased power	(573)	(160)	(6)	2	(737)
Other cost of sales	(739)	(101)	(10)	—	(850)
Mark-to-market for economic hedging activities	141	5		—	146
Contract and emission credit amortization	(5)	—	—	—	(5)
Gross margin	805	344	40	—	1,189
Other operating expenses	(319)	(189)	(42)	(6)	(556)
Depreciation and amortization	(45)	(31)	(8)	(7)	(91)
Impairment losses	—	—	—	—	—
Reorganization costs	(1)	—	—	—	(1)
Development costs	(1)	—	—	—	(1)
Gain on sale of assets	—	—	—	—	—
Operating income/(loss)	439	124	(10)	(13)	540
Equity in earnings of unconsolidated affiliates	1	—	28	—	29
Impairment losses on investments	(102)	—	—	(5)	(107)
Other income, net	10	1	—	6	17
Loss on debt extinguishment	—	—	—	—	—
Interest expense	—	(4)	(2)	(93)	(99)
Income from continuing operations before income taxes	348	121	16	(105)	380
Income tax expense	—	—	(1)	(5)	(6)
Net income from continuing operations	348	121	15	(110)	374
Loss from discontinued operations, net of income tax	—	—	—	(2)	(2)
Net Income	348	121	15	(112)	372
Less: Net income attributable to noncontrolling interests and redeemable noncontrolling interests	—	—	—	—	—
Net income attributable to NRG Energy, Inc.	$348	$121	$15	$(112)	$372

	For the Quarter Ended December 31, 2019
(In millions)	Texas	East	West/Other	Corporate/ Eliminations	Total
Operating revenues
Retail revenue	$1,414	$357	$—	$—	$1,771
Energy revenue	77	39	101	—	217
Capacity revenue	—	140	9	—	149
Mark-to-market for economic hedging activities	19	(42)	5	—	(18)
Other revenues	48	13	15	—	76
Total operating revenue	1,558	507	130	—	2,195
Cost of fuel	(118)	(29)	(55)	—	(202)
Purchased power	(356)	(153)	(5)	(1)	(515)
Other cost of sales	(508)	(76)	(15)	—	(599)
Mark-to-market for economic hedging activities	23	(2)	—	—	21
Contract and emission credit amortization	(3)	—	—	—	(3)
Gross margin	596	247	55	(1)	897
Other operating expenses	(322)	(200)	(35)	(11)	(568)
Depreciation and amortization	(63)	(34)	(7)	(8)	(112)
Impairment losses	—	—	(4)	—	(4)
Reorganization costs	(1)	—	—	(6)	(7)
Development costs	—	(1)	(1)	—	(2)
Gain on sale of assets	—	—	—	5	5
Operating income	210	12	8	(21)	209
Equity in earnings/(losses) of unconsolidated affiliates	1	—	(7)	—	(6)
Impairment losses on investments	(1)	—	—	—	(1)
Other income, net	5	2	1	9	17
Loss on debt extinguishment	—	—	(3)	(1)	(4)
Interest expense	—	(5)	(2)	(88)	(95)
Income/(loss) from continuing operations before income taxes	215	9	(3)	(101)	120
Income tax (expense)/benefit	—	(2)	—	3,345	3,343
Net income/(loss) from continuing operations	215	7	(3)	3,244	3,463
Loss from discontinued operations, net of income tax	—	—	—	(78)	(78)
Net income/(loss)	215	7	(3)	3,166	3,385
Less: Net income attributable to noncontrolling interests and redeemable noncontrolling interests	—	—	2	—	2
Net income/(loss) attributable to NRG Energy, Inc.	$215	$7	$(5)	$3,166	$3,383